EXHIBIT NO. 21.:  SUBSIDIARIES, RELATED COMPANIES, ETC.

With the exception of a number of Subsidiaries which, considered in the aggregate, would not constitute a significant Subsidiary, the Subsidiaries of Alcan, as of 15 March 2001, are listed below. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented. Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note on page 42.

ALCAN INC.

                       Subsidiaries, Related Companies, Etc.                          Organized            % of Voting
                                                                                      Under the           Shares Held by
                                                                                       Laws of           Immediate Owner
3712001 CANADA INC.                                                                   Canada              100.00
ALCAN-SPROSTONS LIMITED                                                               Jamaica             100.00
ALCAN ADMINCO (2000) INC.                                                             Canada              100.00
ALCAN ALLUMINIO S.p.A.                                                                Italy               100.00
  ALCANITAL SERVICES S.r.l.                                                           Italy               100.00
ALCAN ALUMINIO (AMERICA LATINA) INC.                                                  Canada              100.00
ALCAN ALUMINUM CORPORATION                                                            Ohio                100.00
  ALCAN ALUMINUM EXPORT, INC.                                                         Georgia             100.00
  ALCAN AUTOMOTIVE CASTINGS, INC.                                                     Ohio                100.00
    ALTEK AUTOMOTIVE CASTINGS PARTNERSHIP                                             Delaware            50.00
  ALCAN CONNECTICUT, INC.                                                             Connecticut         100.00
  ALCAN MANAGEMENT SERVICES USA INC.                                                  Ohio                100.00
  ERIEVIEW CARTAGE, INC.                                                              Ohio                100.00
  LOGAN ALUMINUM INC.                                                                 Delaware            40.00
ALCAN ASIA PACIFIC LIMITED                                                            Canada              100.00
ALCAN DEUTSCHLAND GmbH                                                                Germany             98.60 (4)
  ALCAN AUSTRIA GmbH                                                                  Austria             100.00
  ALCAN LAMINES FRANCE                                                                France              40.00 (6) (7)
  ALUMINIUM NORF GmbH                                                                 Germany             50.00
  DEUTSCHE ALUMINIUM VERPACKUNG RECYCLING GmbH                                        Germany             16.70 (21)
  FRANCE ALUMINIUM RECYCLAGE SA                                                       France              20.00 (22)
  ISYTEC GmbH                                                                         Germany             25.00
ALCAN EMPREENDIMENTOS LTDA.                                                           Brazil              100.00
  ALCAN ALUMINIO DO BRASIL LTDA.                                                      Brazil              100.00
    MINERACAO RIO DO NORTE S.A.                                                       Brazil              12.50
    PETROCOQUE S.A. -- INDUSTRIA E COMERCIO                                           Brazil              25.00
ALCAN EUROPE LIMITED                                                                  England             100.00
ALCAN FINANCES B.V.                                                                   The Netherlands     100.00
ALCAN FINANCES (Bda) LTD.                                                             Bermuda             100.00
  ALCAN ASIA LIMITED                                                                  Hong Kong           100.00
  ALCAN NIKKEI ASIA HOLDINGS LTD.                                                     Bermuda             60.00
    ALCAN NIKKEI SIAM LIMITED                                                         Thailand            63.00 (8)
    ALCAN NIKKEI THAI LIMITED                                                         Thailand            75.00 (9)
      MODULAR SYSTEM COMPANY LIMITED                                                  Thailand            30.00
        TECHNAL SOUTH EAST ASIA CO. LTD.                                              Thailand            49.00
    ALCOM NIKKEI SPECIALTY COATINGS SDN. BHD.                                         Malaysia            50.00 (10)
    ALUMINIUM COMPANY OF MALAYSIA BERHAD                                              Malaysia            49.15 (12)
    NIKKEI HOLDINGS PTE. LIMITED                                                      Singapore           100.00
    NIPPON LIGHT METAL COMPANY, LTD.                                                  Japan                8.50
    NONFEMET INTERNATIONAL (China-Canada-Japan) ALUMINIUM COMPANY LIMITED             China               45.00
  ALCAN NIKKEI CHINA LIMITED                                                          Hong Kong           49.00
  ALCAN (BERMUDA) LIMITED                                                             Bermuda             100.00
    ALCAN SHIPPING (BERMUDA) LIMITED                                                  Bermuda             100.00
  CHAMPLAIN INSURANCE COMPANY LTD.                                                    Bermuda             100.00


ALCAN INC.

                       Subsidiaries, Related Companies, Etc.                          Organized            % of Voting
                                                                                      Under the           Shares Held by
                                                                                       Laws of           Immediate Owner
  HALCO (MINING) INC.                                                                 Delaware            33.00
    COMPAGNIE DES BAUXITES DE GUINEE                                                  Delaware            51.00
  QUADREM INTERNATIONAL HOLDINGS LTD.                                                 Bermuda              9.00
ALCAN FINANCES (IRELAND) LIMITED                                                      Canada              100.00
  3088405 CANADA INC.                                                                 Canada              100.00
    ALCAN FINANCES (IRELAND) COMPANY                                                  Ireland             99.99 (5)
    ALCAN SOUTH PACIFIC PTY LTD                                                       Australia           100.00
      ALCAN NORTHERN ALUMINA PTY LIMITED                                              Australia           100.00
      ALCAN NORTHERN TERRITORY ALUMINA PTY LIMITED                                    Australia           100.00
        GOVE ALUMINIUM LIMITED                                                        Australia           100.00
      ALCAN QUEENSLAND SMELTER PTY LTD                                                Australia           100.00
      QUEENSLAND ALUMINA LIMITED                                                      Australia           21.39
      QUEENSLAND ALUMINA SECURITY CORPORATION                                         Delaware            20.00
      WENLOCK BAUXITE PTY LIMITED                                                     Australia           100.00
  ALCAN ALUMINIUM AG                                                                  Switzerland         100.00
    ALCAN RORSCHACH AG                                                                Switzerland         100.00
ALCAN FINANCES (UK)                                                                   England             100.00
ALCAN IBERICA, S.A.                                                                   Spain               100.00
ALCAN INTERNATIONAL LIMITED                                                           Canada              100.00
ALCAN IRELAND LIMITED                                                                 Ireland             100.00
ALCAN MANAGEMENT SERVICES CANADA LIMITED                                              Canada              100.00
ALCAN NIKKEI ASIA COMPANY LTD.                                                        Bermuda             60.00
ALCAN NIKKEI ASIA CORPORATION SDN. BHD                                                Malaysia            60.00
ALCAN NIKKEI KOREA LIMITED                                                            Hong Kong           49.00
ALCAN REALTY LIMITED                                                                  Canada              100.00
ALCAN SHANNON COMPANY                                                                 Ireland             100.00
ALCAN SHIPPING SERVICES LIMITED                                                       Canada              100.00
ALCAN SMELTERS AND CHEMICALS LIMITED                                                  Canada              100.00
ALCAN TAIHAN ALUMINUM LIMITED                                                         Korea               68.02
  ALUMINIUM OF KOREA LIMITED                                                          Korea               94.80
ALPAC ALUMINIUM INC.                                                                  Canada              50.00
ALUMINIUM MANAGEMENT, INC.                                                            New York            100.00
ALUMINUM COMPANY OF CANADA LIMITED                                                    Canada              100.00

ALUSUISSE GROUP AG                                                                    Switzerland         99.40

  AL HOLDING USA LLC                                                                  Delaware            100.00
    ALUSUISSE ALUMINUM USA INC.                                                       Delaware            100.00
    ALUSUISSE COMPOSITES INC.                                                         Missouri            100.00
    LAWSON MARDON THERMAPLATE CORPORATION                                             New Jersey          100.00
    LAWSON MARDON USA INC.                                                            New Jersey          100.00
      ALA (NEVADA) INC.                                                               Nevada              95.38 (1) (2)
    PHARMA CENTER SHELBYVILLE INC.                                                    Kentucky            100.00
    WHEATON PUERTO RICO INC.                                                          New Jersey          100.00
    WHEATON USA INC.                                                                  New Jersey          100.00
      BEIJING WHEATON GLASS CORP. LTD.                                                China               45.70
      HBE FERMENTATION SYSTEMS INC.                                                   California          10.00
      INTERNATIONAL GLASS EQUIPMENT LTD.                                              Bahamas             100.00
      LAWSON MARDON WHEATON OF CANADA INC.                                            Ontario             100.00
      POLAR MATERIALS INC.                                                            Pennsylvania        86.21
        PC MATERIALS INC.                                                             New Jersey          50.00
        POLYPLASMA INC.                                                               Canada              100.00
      WHEATON PACIFIC LIMITED                                                         Hong Kong           99.80
    ALESA ALUSUISSE ENGINEERING AG                                                    Switzerland         100.00

ALCAN INC.

                       Subsidiaries, Related Companies, Etc.                          Organized            % of Voting
                                                                                      Under the           Shares Held by
                                                                                       Laws of           Immediate Owner
    ALUSUISSE ALESA LTD.                                                              Canada              100.00
    ALUSUISSE ROAD & RAIL AG                                                          Switzerland         100.00
  ALG AG                                                                              Switzerland         100.00
  ALGROUP AG                                                                          Switzerland         100.00
  ALUCOBOND (FAR EAST) PTE LTD.                                                       Singapore           100.00
  ALUFLUOR AB                                                                         Sweden              50.00
  ALUSUISSE-LONZA AG FUR KREISLAUFWIRTSCHAFT                                          Switzerland         100.00
  ALUSUISSE-LONZA CSFR s.r.o.                                                         Czech Republic      100.00
  ALUSUISSE-LONZA DO BRASIL LTDA.                                                     Brazil              100.00
    CBA-ALUSUISSE LTDA.                                                               Brazil              50.00
  ALUSUISSE-LONZA PRODUCTS LTD.                                                       Russia              100.00
  ALUSUISSE AIREX AG                                                                  Switzerland         100.00
  ALUSUISSE ALLEGA AG                                                                 Switzerland         100.00
  ALUSUISSE AUSTRIA GmbH                                                              Austria             100.00
    ALUSUISSE HUNGARIA Kft.                                                           Hungary             100.00
  ALUSUISSE CANADA INC.                                                               Ontario             100.00
    LAWSON MARDON PACKAGING OVERSEAS (BRISTOL) LIMITED                                England             99.00 (24)
  ALUSUISSE CAPITAL LTD.                                                              Channel Islands     100.00
    ALUSUISSE FINANCE LTD.                                                            Channel Islands     100.00
    ALUSUISSE INVESTMENTS LTD.                                                        Channel Islands     100.00
  ALUSUISSE CAPITAL MARKET AG                                                         Switzerland         100.00
  ALUSUISSE DECIN s.r.o.                                                              Czech Republic      61.51
  ALUSUISSE ESPANA SA                                                                 Spain               100.00
    ALUSUISSE PORTUGAL LDA.                                                           Portugal            98.00
  ALUSUISSE HOLDINGS EUROPE BV                                                        The Netherlands     72.73 (16)
    A-L FINANCIAL PRODUCTS LTD.                                                       England             100.00
    ALUSUISSE DISTRIBUZIONE srl                                                       Italy               100.00
    ALUSUISSE HOLDINGS FRANCE S.A.                                                    France              100.00
      ALUSUISSE CMIC S.A.                                                             France              99.97 (14)
      ALUSUISSE FRANCE S.A.                                                           France              99.99
      BOXAL (FRANCE) S.A.                                                             France              99.99
      CHARMETTES S.A.                                                                 France              99.99
        CIVILE IMMOBILIERE CELI                                                       France              99.50 (20)
      COPAL SNC                                                                       France              49.00
        TECHPION RECHERCHE                                                            France              49.00
      LAWSON MARDON MORIN S.A.                                                        France              99.98
      LAWSON MARDON PACKAGING SA                                                      France              99.72 (25)
      LAWSON MARDON TRENTESAUX S.A.                                                   France              99.99
      TIM COMPOSITES S.A.                                                             France              30.77
      WHEATON FRANCE S.A.                                                             France              99.99
      WHEATON PHARMA FRANCE S.A.                                                      France              99.99
    ALUSUISSE HOLDINGS GmbH                                                           Germany             99.24 (17)
      ALUSUISSE ALUCOBOND COMPANY LTD.                                                China               80.00
      ALUSUISSE BAYRISCHES DRUCKGUSS-WERK GmbH & CO. KG                               Germany             100.00
      ALUSUISSE BAYRISHES DRUCKGUSS-WERK BETEILIGUNGS GmbH                            Germany             100.00
      ALUSUISSE KAPA GmbH                                                             Germany             100.00
      ALUSUISSE MARTINSWERK GmbH                                                      Germany             99.82
        MAGNIFIN MAGNESIAPRODUKTE GESELLSCHAFT GmbH                                   Austria             50.00
      ALUSUISSE SINGEN GmbH                                                           Germany             99.80
        TULE THYSSEN UMFORMTECHNIK                                                    Germany             24.90
      ALUSUISSE TOMOS d.o.o.                                                          Slovenia            66.67
      GRUNDSTUCKSGEMEINSCHAFT GbR.                                                    Germany             99.00 (23)
      LAWSON MARDON GESELLSCHAFT FUR BETEILIGUNGEN GmbH                               Germany             100.00
        LAWSON MARDON HANSE-DRUCK GmbH                                                Germany             100.00

ALCAN INC.

                       Subsidiaries, Related Companies, Etc.                          Organized            % of Voting
                                                                                      Under the           Shares Held by
                                                                                       Laws of           Immediate Owner
        LAWSON MARDON ROTOPACK GmbH                                                   Germany             98.04 (26)
          LAWSON MARDON HANSE-DRUCK GmbH & CO.                                        Germany             100.00
        LAWSON MARDON SINGEN GmbH                                                     Germany             99.90 (28)
      WERKWOHNUNGSGEMEINSCHAFT GbR                                                    Germany             99.00 (29)
        ALUMINIUM-INDUSTRIE-WOHNBAU GmbH                                              Germany             75.10 (11)
    ALUSUISSE HOLDINGS NEDERLAND B.V.                                                 The Netherlands     100.00
      ALU VASTGOED B.V.                                                               The Netherlands     100.00
      ALUMINIUM & CHEMIE ROTTERDAM B.V.                                               The Netherlands     65.82 (13)
      ALUSUISSE NEDERLAND B.V.                                                        The Netherlands     100.00
        ALUSUISSE GUY GEISLER S.A.                                                    Belgium             99.37 (15)
      BOXAL (NETHERLANDS) B.V.                                                        The Netherlands     100.00
        BOXAL SALES GmbH                                                              Germany             100.00
      LAWSON MARDON BRABANT B.V.                                                      The Netherlands     100.00
      LAWSON MARDON PICOPAC B.V.                                                      The Netherlands     100.00
      VERNHOUT & VAN SLUYTERS' GRAVURE (DIEPDRUK) B.V.                                The Netherlands     100.00
    ALUSUISSE HOLDINGS UK LTD.                                                        England             89.75 (18)(19)
      ALUSUISSE UK LIMITED                                                            England             100.00
      LAWSON MARDON PACKAGING LTD.                                                    England             100.00
        DISPRO LIMITED                                                                England             100.00
        FLEATHAM ESTATES LIMITED                                                      England             100.00
        FORMAN MARSHALL LIMITED                                                       England             100.00
        GLOSSIFILM LIMITED                                                            England             100.00
        HEADLEY (READING) LIMITED                                                     England             100.00
          CELLOGLAS HOLDINGS LTD.                                                     England             100.00
            ALGROUP TRADE FINISHING LTD.                                              England             100.00
              FIVE STAR CORPORATION LIMITED                                           England             100.00
              UNIVERSAL COATINGS LIMITED                                              England             100.00
              WEST MIDLANDS FOIL BLOCKING LIMITED                                     England             100.00
            LUSTRETEX LTD.                                                            England             100.00
            UV COMPANY LIMITED (THE)                                                  England             100.00
            UVIPAK (FINISHING) LIMITED                                                England             100.00
          HEADLEY TRUSTEES LIMITED                                                    England             100.00
        LAWSON MARDON GROUP INTERNATIONAL LIMITED                                     England             100.00
          LAWSON MARDON BAK GRAVUR BASKILI KARTON SANAYI VE TICARET A.S.              Turkey              80.00
          LAWSON MARDON KAZAKHSTAN LIMITED LIABILITY PARTNERSHIP                      Kazakhstan          100.00
          LAWSON MARDON SELEPRINT SRL                                                 Italy               75.00 (27)
        LAWSON MARDON LIMITED                                                         England             100.00
        LAWSON MARDON PACKAGING PENSION TRUST (1994) LIMITED                          England             100.00
        LAWSON MARDON PACKAGING UK LTD.                                               England             100.00
          CUMBRIAN COMMERCIAL PROPERTIES LIMITED                                      England             20.00
          KOTERS (LIVERPOOL) LIMITED                                                  England             100.00
          LAWSON MARDON FIBRENYLE LTD.                                                England             100.00
            FIBRENYLE (CORBY) LIMITED                                                 England             100.00
          LAWSON MARDON FLEXIBLE LIMITED                                              England             100.00
            MARDON FLEXIBLE PACKAGING (KENTON) LIMITED                                England             100.00
          LAWSON MARDON SMITH BROTHERS LTD.                                           England             100.00
            LAWSON MARDON SUTTON LTD.                                                 England             100.00
              MARDON PELOREX LIMITED                                                  England             100.00
          LMG IRIDON LIMITED                                                          England             100.00
            LAWSON MARDON THERMOPLASTICS LTD.                                         England             100.00
          WHEATON UK LTD.                                                             England             100.00
            LAWSON MARDON READING LTD.                                                England             100.00
            STALCON PLASTICS LIMITED                                                  England             100.00
          LAWSON MARDON PENSION TRUST LIMITED                                         England             100.00

ALCAN INC.

                       Subsidiaries, Related Companies, Etc.                          Organized            % of Voting
                                                                                      Under the           Shares Held by
                                                                                       Laws of           Immediate Owner
        LAWSON MARDON SUNER SA                                                        Spain               100.00
        LAWSON MARDON THYNE LTD.                                                      Scotland            100.00
        LAWSON MARDON (WITHAM) LIMITED                                                England             100.00
        LMG FINANCE LIMITED                                                           England             100.00
        LMG LLOYDS LIMITED                                                            England             100.00
        LMG (EUROPE) PENSION INVESTMENTS LIMITED                                      England             100.00
        LMG (EUROPE) PENSION TRUSTEE LIMITED                                          England             100.00
        MANCHESTER LAMINATORS LIMITED                                                 England             100.00
        MARDON COMPOSITES LIMITED                                                     England             100.00
        MARDON PACKAGING LIMITED                                                      England             100.00
        MARDON WRAPPINGS LIMITED                                                      England             100.00
        NORTHERN GRAVURE LIMITED                                                      England             100.00
        PRONTOSEAL LIMITED                                                            Scotland            100.00
        WILLIAM THYNE (PLASTICS) LIMITED                                              Scotland            100.00
        WILLIAM THYNE (SECURITIES) LIMITED                                            Scotland            100.00
      LAWSON MARDON PACKAGING SALES LTD.                                              England             100.00
      LAWSON MARDON STAR LTD.                                                         England             100.00
      PHARMAFLEX LTD.                                                                 England             100.00
    ALUSUISSE ITALIA S.p.A.                                                           Italy               100.00
    ALUSUISSE JAPAN LTD.                                                              Japan               100.00
    LMG (IRELAND) LIMITED                                                             Ireland             100.00
      LAWSON MARDON SUPERIOR LTD.                                                     Ireland             100.00
      WCL FLEXIBLE PACKAGING LIMITED                                                  Ireland             100.00
    WAXED CARTONS (EXPORT) LIMITED                                                    Ireland             100.00
    ZITELI LIMITED                                                                    Ireland             100.00
  ALUSUISSE OF AUSTRALIA LIMITED                                                      Australia           100.00
    ALESA ALUSUISSE ENGINEERING AUSTRALIA PTY LTD.                                    Australia           100.00
    SWISS ALUMINIUM AUSTRALIA LIMITED                                                 Australia           100.00
      GOVE JOINT VENTURE (THE)                                                        Australia           70.00
      NABALCO Pty. LIMITED                                                            Australia           50.00
  ALUSUISSE SCHWEIZERISCHE ALUMINIUM AG                                               Switzerland         100.00
  ALUSUISSE SERVICIOS S.A., Panama                                                    Panama              100.00
    ALUSUISSE SERVICIOS S.A., Venezuela                                               Venezuela           100.00
  ALUSUISSE TECHNOLOGY & MANAGEMENT AG                                                Switzerland         100.00
  ALUSUISSE TRADING AG                                                                Switzerland         100.00
  A.P.A. GROUP AG                                                                     Switzerland         100.00
  BOXAL (SUISSE) S.A.                                                                 Switzerland         100.00
  ICELANDIC  ALUMINIUM COMPANY LTD.                                                   Iceland             100.00
  LAWSON MARDON NEHER AG                                                              Switzerland         100.00
  LAWSON MARDON PACKAGING SERVICES AG                                                 Switzerland         100.00
  METALLICA S.A.                                                                      Switzerland         35.00
  METALLWERKE REFONDA AG                                                              Switzerland         100.00
  PRESSWERK DER ALUSUISSE SCHWEIZERISCHE ALUMINIUM AG                                 Switzerland         100.00
  SIERRA LEONE ORE & METAL COMPANY LTD.                                               Sierra Leone        100.00
  SOCIETE MINIERE ET DE PARTICIPATIONS GUINEE-ALUSUISSE                               Guinea              50.00
  SOR-NORGE ALUMINIUM A/S                                                             Norway              50.00
  SWISS ALUMINIUM IRAN LTD.                                                           Iran                96.67
  VIAL GROUP AG                                                                       Switzerland         100.00
  VIALIS AG                                                                           Switzerland         100.00

BAA HOLDINGS S.A.                                                                     Luxembourg          100.00
  BRITISH ALCAN ALUMINIUM plc                                                         England             100.00
    ALCAN AUTOMOTIVE STRUCTURES (UK) LIMITED                                          England             100.00
    ALCAN CHEMICALS EUROPE LIMITED                                                    England             100.00

ALCAN INC.

                       Subsidiaries, Related Companies, Etc.                         Organized            % of Voting
                                                                                     Under the           Shares Held by
                                                                                      Laws of           Immediate Owner
    ALCAN CHEMICALS LIMITED                                                        England                   100.00
    ALCAN COLWICK HOLDINGS LIMITED                                                 England                   100.00
    ALCAN COLWICK LIMITED                                                          England                   100.00
    ALCAN FARMS LIMITED                                                            England                   100.00
    ALCAN SWINTON LIMITED                                                          England                   100.00
    BA METALS LIMITED                                                              England                   100.00
    BELFAST ALUMINIUM LIMITED                                                      Northern Ireland          100.00
    PEARHOUSE LIMITED                                                              England                   100.00
    TBAC LIMITED                                                                   England                   100.00
      ALCAN ALUMINIUM UK LIMITED                                                   England                    85.00 (3)
      BRITISH ALCAN OVERSEAS INVESTMENTS LIMITED                                   England                   100.00
        SARATOGA RESOURCES N.V.                                                    Netherland  Antilles       20.00
        VIGELAND METAL REFINERY A/S                                                Norway                     50.00
      GHANA BAUXITE COMPANY LIMITED                                                Ghana                      80.00
      ISLEBURN LIMITED                                                             Scotland                   21.74
        MACKAY & MACLEOD ENGINEERING LIMITED                                       Scotland                  100.00
      KINLOCHLEVEN ROAD TRANSPORT COMPANY LIMITED                                  Scotland                   25.00
      THE LOCHABER POWER COMPANY                                                   Scotland                  100.00
      VENESTA FOILS LIMITED                                                        England                   100.00
      VIGELANDS BRUG A/S                                                           Norway                    100.00
    THE BOWLING BACK LAND COMPANY                                                  England                    50.00
    ULSTER ALUMINIUM STOCKISTS LIMITED                                             Northern Ireland          100.00

CABLE ALCAN DE MEXICO, S.A. DE C.V.                                                Mexico                    100.00
JAMALCAN (unincorporated)                                                          Jamaica                    93.00
N.V. ALCAN ALUMINIUM PRODUCTS BENELUX S.A.                                         Belgium                   100.00
SOCIETE DES ALUMINES ET BAUXITES DE PROVENCE SARL                                  France                    100.00
THE ROBERVAL AND SAGUENAY RAILWAY COMPANY                                          Quebec                    100.00
UTKAL ALUMINA INTERNATIONAL LIMITED                                                India                      35.00

[FN]
END-NOTE:  ADDITIONAL OWNERSHIP (%) THROUGH THE FOLLOWING SUBSIDIARIES:

(1)  AL HOLDING  USA LLC  (2.89)
(2)  WHEATON USA INC.  (1.73)
(3)  BRITISH ALCAN ALUMINIUM plc  (15.00)
(4)  ALCAN ALUMINIUM AG  (1.40)
(5)  ALCAN ALUMINIUM AG  (.01)
(6)  ALCAN ALLUMINIO S.p.A.  (30.00)
(7)  BRITISH ALCAN ALUMINIUM plc  (30.00)
(8)  NIKKEI HOLDINGS PTE. LIMITED  (37.00)
(9)  NIKKEI HOLDINGS PTE. LIMITED  (2.60)
(10) ALUMINIUM COMPANY OF MALAYSIA BERHAD  (50.00)
(11) ALUSUISSE HOLDINGS GmbH  (24.90)
(12) ALCAN NIKKEI SIAM LIMITED  (10.00)
(13) SOR-NORGE ALUMINIUM A/S  (12.97)
(14) LAWSON MARDON PACKAGING SA  (.01)
(15) ALUSUISSE GROUP AG  (.62)
(16) ALUSUISSE HOLDINGS UK LTD.  (27.27)
(17) ALUSUISSE GROUP AG  (.76)
(18) A-L FINANCIAL PRODUCTS LTD.  (6.19)
(19) ALUSUISSE HOLDINGS FRANCE S.A.  (4.06)
(20) ALUSUISSE HOLDINGS FRANCE S.A.  (.50)


(21) ALUSUISSE HOLDINGS GmbH  (16.67)
(22) ALUSUISSE HOLDINGS FRANCE S.A.  (19.99)
(23) ALUSUISSE MARTINSWERK GmbH  (1.00)
(24) LAWSON MARDON PACKAGING LTD.  (1.00)
(25) LAWSON MARDON PACKAGING SERVICES AG  (.08)
(26) LAWSON MARDON SINGEN GmbH  (1.96)
(27) LAWSON MARDON PACKAGING UK LTD.  (25.00)
(28) ALUSUISSE SINGEN GmbH  (.10)
(29) ALUSUISSE SINGEN GmbH  (1.00)